Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

Issuer: Aegis Asset Backed Securities Trust

Policy Number: 04030041

Control Number: 0010001

Insured Obligations: $344,037,000 in principal amount of Class IIA Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5 (the “Class IIA Certificates”)

Trustee:           Wachovia Bank, National Association

Financial Guaranty Insurance Company (“Financial Guaranty”), a New York stock insurance company, in consideration of its receipt of premiums as provided in the Insurance and Indemnity Agreement, dated as of October 27, 2004 (the “Insurance and Indemnity Agreement”), by and among Aegis Asset Backed Securities Corporation (the “Depositor”), Aegis Mortgage Corporation (the “Seller”), Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian (the “Master Servicer”, “Securities Administrator and “Custodian”, respectively), Wachovia Bank, National Association (the “Trustee”) and Financial Guaranty, and subject to the terms and conditions of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Amount to the Securities Administrator for the benefit of the Holders of the Class IIA Certificates, to the extent set forth in the Pooling and Servicing Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

The following terms used herein shall have the meanings assigned to them below.

“Insured Amount” means with respect to any Distribution Date the sum of:

(i)            the excess of (x) the Current Interest for the Class IIA Certificates on such Distribution Date minus any Net Prepayment Interest Shortfall and any Relief Act Reduction for that Distribution Date with respect to Pool 2 over (y) the sum of (1) the Interest Remittance Amount allocated to pay such Current Interest for the Class IIA Certificates on such Distribution Date pursuant to Section 4.01(c) of the Pooling and Servicing Agreement and (2) the Interest Remittance Amount allocated to pay such Current Interest for the Class IIA Certificates on such Distribution Date pursuant to Section 4.01(b) of the Pooling and Servicing Agreement;

(ii)           any Class IIA Principal Parity Amount;

(iii)         the Class Principal Amount of the Class IIA Certificates on the Final Scheduled Distribution Date or, if earlier, the date on which the final distribution is made to the Class IIA Certificateholders pursuant to Article IX of the Pooling and Servicing agreement, in each case after giving effect to distributions made on such date from sources other than Class IIA Policy for the Class IIA Certificates; and

(iv)          any Preference Amount to be paid pursuant to the terms of this Surety Bond on that Distribution Date.

“Class IIA Principal Parity Amount” means, with respect to any Distribution Date, the excess of (i) the Class Principal Amount of the Class IIA Certificates on that Distribution Date, after taking into account any reduction of the Class Principal Amount of the Class IIA Certificates from sources other than this Surety Bond, over (ii) the Pool Balance for Pool 2 for that Distribution Date.

“Class IIA Certificateholder” means, as to a particular Class IIA Certificate, the Person, other than the Depositor, the Master Servicer, Securities Administrator, the Seller, the Servicer, the Subservicer and any other subservicer retained by the Servicer or the Trustee who, on the applicable Distribution Date, is entitled under the terms of the Class IIA Certificates to a distribution on the Class IIA Certificates.

Financial Guaranty will pay an Insured Amount with respect to the Class IIA Certificates out of its own funds by 12:00 noon (New York City time) in immediately available funds to the Securities Administrator on the later of (i) the second Business Day following the day on which Financial Guaranty shall have received Notice that an Insured Amount is due in respect of the Class IIA Certificates and (ii) the Distribution Date on which the Insured Amount is payable to the Class IIA Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to such Class IIA Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Class IIA Certificateholders to receive the amount so paid. Financial Guaranty's obligations with respect to the Class IIA Certificates hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Insured Amount are received by the Securities Administrator on behalf of the Holders of the Class IIA Certificates for payment to the Class IIA Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Securities Administrator.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Class IIA Certificateholder is recoverable and recovered from such Class IIA Certificateholder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a “Final Order”) (such recovered amount, a “Preference Amount”), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Distribution Date after the second Business Day following receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Class IIA Certificateholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Class IIA Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Securities Administrator, the Trustee or such Class IIA Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Securities Administrator, Paying Agent, Trustee or Class IIA Certificateholder directly (unless the Class IIA Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Securities Administrator for distribution to the Class IIA Certificateholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class IIA Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under. clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Class IIA Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class IIA Certificates shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Surety Bond does not cover Basis Risk Shortfalls, Unpaid Basis Risk Shortfalls, Relief Act Shortfalls and Net Prepayment Interest Shortfalls, nor does this Surety Bond guarantee to the Holders of the Class IIA Certificates any particular rate of principal payment. In addition, this Surety Bond does not cover shortfalls, if any, attributable to the liability of the Trust, Securities Administrator, Paying Agent or the Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes). This Surety Bond also does not cover the failure of the Security Administrator, Paying Agent or the Trustee to make any payment required under the Pooling and Servicing Agreement to the Holder of a Class IIA Certificate.

The monthly premium shall be due and payable as provided in the Insurance and Indemnity Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

“Notice” means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Securities Administrator to Financial Guaranty specifying the information set forth therein.

“Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of October 1, 2004 (the “Pooling and Servicing Agreement”), by and among the Master Servicer, the Securities Administrator, the Custodian, the Depositor, the Servicer, The Murrayhill Company (the “Credit Risk Manager”) and the Trustee (as the same may be amended, modified or supplemented from time to time as set forth therein).

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

/s/ Frank Bivona                                                    /s/ Martin R. Joyce

Chief Executive Officer                                          Authorized Representative

Effective Date: October 27, 2004

EXHIBIT A

NOTICE OF NONPAYMENT
AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:                   Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
Attention:          General Counsel

                        Telephone: (212) 312-3000
Telecopier: (212) 312-3220

Re:                   Aegis Asset Backed Securities Trust
Class IIA Mortgage Pass-Through Certificates, Series 2004-5 (the “Class IIA Certificates”)

                        Policy No. 04030041

Distribution Date:

We refer to that certain Pooling and Servicing Agreement, dated as of October 1, 2004, by and among Wells Fargo Bank, N.A., as the Master Servicer, Securities Administrator and Custodian, Aegis Asset Backed Securities Corporation, as the Depositor, Ocwen Federal Bank FSB, as the Servicer, Aegis Mortgage Corporation, as the Seller, The Murrayhill Company, as the Credit Risk Manager, and Wachovia Bank, National Association, as the Trustee (as the same may be amended, modified or supplemented from time to time as set forth therein), relating to the above referenced Class IIA Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a)          The Securities Administrator has determined under the Pooling and Servicing Agreement that in respect of such Distribution Date:

(i)         the excess of (x) the Current Interest for the Class IIA Certificates on such Distribution Date minus any Net Prepayment Interest Shortfall and any Relief Act Reduction for that Distribution Date with respect to Pool 2 over (y) the sum of (1) the Interest Remittance Amount allocated to pay such Current Interest for the Class IIA Certificates on such Distribution Date pursuant to Section 4.01(c) of the Pooling and Servicing Agreement and (2) the Interest Remittance Amount allocated to pay such Current Interest for the Class IIA Certificates on such Distribution Date pursuant to Section 4.01(b) of the Pooling and Servicing Agreement, is _________________;

(ii)        the Class IIA Principal Parity Amount is _________________;

(iii)      the Certificate Principal Amount of the Class IIA Certificates on the Final Scheduled Distribution Date or, if earlier, the date on which. the final distribution is made to the Class IIA Certificateholders pursuant to Article IX of the Pooling and Servicing agreement, in each case after giving effect to distributions made on such date from sources other than Class IIA Policy for the Class IIA Certificates is $ ____________; and

(iv)       the amounts available to pay the items identified in items (i), (ii) and (iii) above, as reduced by any portion thereof that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $____________.

Please be advised that an Insured Amount is due for the Distribution Date identified above for the Class IIA Certificates in the amount of $ _______________.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $     .]

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Amount in the amount of $        under the Surety Bond.

(b)       No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

           The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent. insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

IN WITNESS WHEREOF, the Securities Administrator has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of ______________.

                                                                                                                                                           ,

                                                                        as Securities Administrator

                                                                        By: